September 22, 2022

Axonic Strategic Income Fund

Class A Shares (AXSAX)

Class I Shares (AXSIX)

Supplement to the Prospectus, as supplemented, and Statement of Additional Information (SAI), each dated February 28, 2022

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, effective September 30, 2022:

The disclosure under the section titled “MANAGEMENT OF THE FUND” on page 6 of the Prospectus is hereby replaced with the following:

Axonic Capital LLC is the Fund’s investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Fund’s investments.

The portfolio management team is comprised of Clayton DeGiacinto and Matthew Weinstein.

Name	Title with the Adviser	Length of Service to the Fund
Clayton DeGiacinto	Managing Member and Chief Investment Officer	Since Inception (December 2019)
Matthew Weinstein	Partner and Head of Credit	Since Inception (December 2019)

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Additional Information About the Fund” of this Prospectus.

The disclosure under the section titled “Portfolio Manager” on page 20 of the Prospectus is hereby replaced with the following:

Portfolio Managers

The Fund is managed by a portfolio management team consisting of Clayton DeGiacinto and Matthew Weinstein. Information regarding the portfolio managers for the Fund is provided below. Each member of the Fund’s portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund and each has been on the portfolio management team since the Fund’s inception.

Clayton DeGiacinto is Managing Member and Chief Investment Officer of the Adviser. Prior to forming the Adviser, Mr. DeGiacinto was the Head of Mortgage Trading for Tower Research Capital LLC from December 2008 through December 2010. From July 2002 through March 2008, he was a Vice President in the Fixed Income, Currency and Commodities group at Goldman Sachs & Co. with responsibility for the hybrid and adjustable rate mortgage trading businesses, in both primary and secondary markets. Mr. DeGiacinto’s duties at Goldman included securitization and retention of levered credit risk and convexity risk backed by adjustable rate and negatively amortizing residential mortgages. He was also responsible for running the RMBS credit book for all prime, alt-A and negatively amortizing structures. Mr. DeGiacinto received his MBA in Finance and Statistics from the Wharton School of Business. He served as a Captain in the U.S. Army in the 25th Infantry Division (Hawaii) from 1995 to 2000 after completing the U.S. Army Ranger School, Airborne School and Air Assault Course. He received a B.S. in Mechanical Engineering from the U.S. Military Academy at West Point.

Matthew Weinstein is a Partner and Head of Credit at the Adviser. Mr. Weinstein joined the Adviser in 2012 and is responsible for trading and portfolio management across the Adviser’s credit businesses. Prior to joining the Adviser, Mr. Weinstein was a Vice President at Macquarie Capital where he managed a Commercial Mortgage Backed Securities (CMBS) principal investment strategy from 2010 through 2012. From 2003 to 2008, he was an Associate Director in the CMBS group at Bear Stearns & Co. Mr. Weinstein received his MBA in Finance at the New York University Stern School of Business and graduated from Cornell University with a BS in Industrial Labor Relations. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI

This supplement makes the following amendments to disclosures in the Fund’s SAI, effective September 30, 2022:

The disclosure under the section titled “PORTFOLIO MANAGERS” and the Sub-Sections titled “Ownership of Fund Shares” and “Other Accounts” on page 42-43 of the SAI are hereby replaced with the following:

Clayton DeGiacinto and Matthew Weinstein are the Portfolio Managers of the Fund and are responsible for the day-to-day management of the portfolio.

Ownership of Fund Shares. The table below shows the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Fund as of October 31, 2021:

Clayton DeGiacinto	$100,001–$500,000
Matthew Weinstein	None

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of and total assets in, such other accounts as of October 31, 2021.

Clayton DeGiacinto

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	14	0	0	14	0
$ 33,456,426	$9,680,409,265	$0	$0	$9,680,409,265	$0

Matthew Weinstein

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	13	0	0	13	0
$ 33,456,426	$4,449,709,987	$0	$0	$4,449,709,987	$0

Investors Should Retain this Supplement for Future Reference